T. Rowe Price Institutional Large-Cap Value Fund

Supplement to Summary Prospectus Dated May 1, 2014

The following information amends the summary prospectus dated May 1, 2014, and supersedes the supplement dated June 3, 2014.

The portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2015, Heather K. McPherson will join Mark S. Finn, John D. Linehan, and Brian C. Rogers as a co-portfolio manager of the fund and a Co-Chairman of the fund’s Investment Advisory Committee. Ms. McPherson joined T. Rowe Price in 2002. Effective October 31, 2015, Brian C. Rogers will step down as co-portfolio manager of the fund and

Co-Chairman of the fund’s Investment Advisory Committee, and Mr. Finn, Mr. Linehan, and Ms. McPherson will continue to serve as the fund’s co-portfolio managers and Co-Chairmen of the committee.

The date of this supplement is September 4, 2014.

E130-041-S 9/4/14